INDEPENDENT AUDITOR'S REPORT



To the Stockholders of
Core One Mortgage, Inc.


We have audited the accompanying balance sheets of Core One Mortgage, Inc. (an S Corporation) as of December 31, 2004 and 2003 and the related statements of operations and comprehensive income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Core One Mortgage, Inc. as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated February 27, 2005 on our consideration of Core One Mortgage, Inc.'s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements, and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




/s/ Creese, Smith & Co., LLC.
-----------------------------
    Creese, Smith & Co., LLC.
February 27, 2005

                               ONE MORTGAGE, INC.

                                 BALANCE SHEETS

                           December 31, 2004 and 2003

                                     ASSETS
                                                              2004        2003
CURRENT ASSETS                                          ----------- -----------
  Cash                                                  $   445,127 $   391,766
  Accounts receivable                                             -      42,516
  Employee advances                                             999           -
  Prepaid expenses                                            5,226       2,608
                                                        ----------- -----------
TOTAL CURRENT ASSETS                                        451,352     436,890
                                                        ----------- -----------
MARKETABLE SECURITIES
  Available-for-sale securities                              53,641      48,195
                                                        ----------- -----------
FIXED ASSETS
  Vehicles                                                   47,338      47,338
  Equipment                                                  90,031      62,908
  Furniture and fixtures                                    129,998      53,153
                                                        ----------- -----------
                                                            267,367     163,399
Less:    accumulated depreciation                            89,260      49,892
                                                        ----------- -----------
                                                            178,107     113,507
                                                        ----------- -----------
OTHER ASSETS
  Shareholder advance                                         5,595     125,324
  Rental security deposit                                    15,750       7,607
                                                        ----------- -----------
                                                             21,345     132,931
                                                        ----------- -----------
                                                        $   704,445 $   731,523
                                                        =========== ===========
LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES
Accounts payable                                        $    94,106 $    72,151
Deferred revenue                                                  -       2,228
Accrued taxes                                                     -       8,000
                                                        ----------- -----------
TOTAL CURRENT LIABILITIES                                    94,106      82,379
                                                        ----------- -----------
NONCURRENT LIABILITIES
Due to Core First Inc - related party                       451,224     174,127
Shareholder payable                                               -      47,338
                                                        ----------- -----------
                                                            451,224     221,465
                                                        ----------- -----------

STOCKHOLDERS EQUITY
Common stock, no par value, 500,000 shares
  authorized, 100,000 shares issued and outstanding          94,980      94,980
Unrealized (loss) on marketable equity securities           (13,426)    (18,331)
Retained earnings                                            77,561     351,030
                                                        ----------- -----------
                                                            159,115     427,679
                                                        ----------- -----------
                                                        $   704,445 $   731,523
                                                        =========== ===========
See accompanying notes.

                              CORE ONE MORTGAGE, INC.

                 STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                       Years Ended December 31, 2004 and 2003

                                                              2004       2003
                                                        ----------- -----------
         REVENUES
           Fees                                         $ 2,553,658 $ 2,924,881
                                                        ----------- -----------
         EXPENSES
           Salaries                                       1,442,964   1,416,988
           Payroll taxes                                    116,566      87,590
           Advertising                                      208,769      82,794
           Office supplies and expense                       20,807      14,193
           Moving expense                                     6,075           -
           Postage                                           30,064      37,353
           Bank charges                                         300          93
           Insurance                                         57,433      66,643
           Professional fees                                 10,098      16,546
           Rent                                               94088      71,374
           Repairs                                           23,474       4,575
           Equipment rental                                   3,779         970
           Licenses                                          10,843      14,505
           Taxes                                             11,682      54,139
           Telephone                                         39,023      40,621
           Utilities                                          2,849       4,274
           Automobile expenses                                7,500      15,978
           Meals and entertainment                           44,024      46,078
           Dues and subscriptions                                55       1,523
           Contributions                                      3,190       2,227
           Credit reports                                    17,876      18,934
           Depreciation                                      39,369      12,968
           Miscellaneous                                      1,395          50
                                                        ----------- -----------
                                                          2,192,223   2,010,416
                                                        ----------- -----------
             INCOME FROM OPERATIONS                         361,435     914,465
                                                        ----------- -----------
         OTHER INCOME
           Interest income                                    8,832       8,154
           Dividend income                                      541       1,744
           Gain on sale of partnership                            -      13,302
                                                        ----------- -----------
                                                              9,373      23,200
                                                        ----------- -----------
             NET INCOME                                     370,808     937,665

         OTHER COMPREHENSIVE INCOME
           Unrealized gains (losses) on
             available-for-sale securities                    4,905      11 465
                                                        ----------- -----------
             COMPREHENSIVE INCOME                         $ 375,713    $949,130
                                                        =========== ===========


         See accompanying notes.

                              CORE ONE MORTGAGE, INC.

                   STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                       Years Ended December 31, 2004 and 2003

                                                       UNREALIZED
                                                     GAIN (LOSS) ON
                                                       MARKETABLE
                                            COMMON       EQUITY        RETAINED
                                             STOCK     SECURITIES      EARNINGS       TOTAL

                                        ----------- ---------------- ----------- -----------
BALANCE AT JANUARY 1,2003                $   94,980      $   (29,796)  $ 344,777   $ 409,961

Distribution to stockholders                      -                -    (931,412)   (931,412)

Net income                                        -                -     937,665     937,665

Increase in net unrealized gain (loss)
  on marketable equity securities                 -           11,465           -      11,465
                                        ----------- ---------------- ----------- -----------
BALANCE AT DECEMBER 31,2003                  94,980          (18,331)    351,030     427,679

Distributions to stockholders                     -                -    (644,277)   (644,277)

Net income                                        -                -     370,808     370,808

Decrease in net unrealized gain (loss)
on marketable equity securities                   -            4,905           -       4,905
                                        ----------- ---------------- ----------- -----------
BALANCE AT DECEMBER 31, 2004              $  94,980     $    (13,426)  $  77,561   $ 159,115
                                        =========== ================ =========== ===========



See accompanying notes.

                              CORE ONE MORTGAGE, INC.

                              STATEMENTS OF CASH FLOWS

                       Years Ended December 31, 2004 and 2003


                                                                2004     2003
                                                            --------- ---------
  OPERATIONS
    Net income                                              $ 370,808 $ 937,665
    Adjustments to reconcile net income to
       net cash provided by operating activities
          Depreciation                                         39,369    12,968
          (Gain) loss on sale of partnership                        -   (13,302)
       (Increase) decrease in:
          Accounts receivable                                  42,516   (29,356)
          Employee advances                                      (999)        -
          Prepaid expenses                                     (2,618)    5,588
       Increase (decrease) in:
          Accounts payable                                     21,955    57,269
          Deferred revenue                                     (2,228)    2,228
          Accrued taxes                                        (8,000)   (8,312)
                                                            --------- ---------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                   460,803   964,748
                                                            --------- ---------
  INVESTMENT ACTIVITIES
    Purchase of fixed assets                                 (103,969)  (86,563)
    Purchase of marketable securities                            (541)   (1,745)
                                                            --------- ---------
NET CASH USED BY INVESTMENT ACTIVITIES                       (104,510)  (88,308)
                                                            --------- ---------
FINANCING ACTIVITIES
    Borrowings from Core First, Inc. - related party          277,097   174,127
    Shareholder payable                                       (47,338)   47,338
    Payment to rental security deposit                         (8,143)   (1,423)
    Shareholder advance                                             -  (125,324)
    Repayment of shareholder advance                          119,729         -
    Distributions to stockholders                            (644,277) (931,412)
                                                             (302,932) (836,694)
                                                            --------- ---------
NET CASH USED BY FINANCING ACTIVITIES

NET INCREASE IN CASH                                           53,361    39,746

CASH AT BEGINNING OF YEAR                                     391,766   352,020

CASH AT END OF YEAR                                         $ 445,127  $391,766
                                                            ========= =========

NON-CASH IN VESTING AND FINANCIAL ACTIVITIES
    Increase (decrease) in fair value of
     available-for-sale securities                          $   4,905 $  11,465





See accompanying notes

                             CORE ONE MORTGAGE, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004



NOTE A - NATURE OF ACTIVITIES

Core One Mortgage, Inc. (the Company) was organized in September 1999 as an S corporation for the purpose of providing mortgage broker services to customers in Western Pennsylvania, Maryland, and Northeastern Illinois. In 2004, an additional branch was opened to service customers in South Carolina.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Method of Accounting - The accrual method of accounting is used to record items of income and expense

Advertising - Advertising costs are expensed as incurred.

Depreciation - The fixed assets are depreciated using the straight-line method over their estimated useful lives. For tax purposes, depreciation is computed using methods and rates which result in the maximum benefits permitted under the federal income tax law

Income Taxes - During 1999, the Company filed an election to be treated as an S corporation for both federal and state income tax purposes. In lieu of corporate income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income.

Cash - For purposes of the statement of cash flows, the Company considers cash in operating bank accounts as cash.

Marketable Securities - Equity securities are classified as "available-for-sale as defined by Statement of Financial Accounting Standards No 115, Accounting for Certain Debt and Equity Securities (SFAS 115). In accordance with that Statement, they are reported at aggregate fair value with unrealized gains and losses excluded from earnings and reported as a separate component of stockholders' equity.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period Accordingly, actual results could differ from those estimates

Comprehensive Income - Statement of Financial Accounting Standards No 130, Reporting Comprehensive Income (SFAS 130), requires that total comprehensive income be reported in the financial statements. Total comprehensive income is presented on the Statements of Operations and Comprehensive Income

                              CORE ONE MORTGAGE, INC.

                           NOTES TO FINANCIAL STATEMENTS

                                 December 31, 2004



NOTE C - MARKETABLE SECURITIES

The cost and estimated fair value of marketable securities are as follows.


                                            Gross       Gross
                                         Unrealized   Unrealized      Fair
                                  Cost      Gains        Loss         Value

December 31, 2004:           -----------  ----------  ----------- -----------
Available-for-sale securities $   67,067   $       -   $  (13,426) $   53,641
December 31, 2003:           ===========  ==========  =========== ===========
Available-for-sale securities $   66,526   $       -   $  (18,331) $   48,195
                             ===========  ==========  =========== ===========


NOTE D - RELATED PARTY TRANSACTIONS

In 2002, the Company owned 50% of a title company and, during the year, the Company was paid an amount in excess of its basis The interest in the title company was disposed of in 2003.

The shareholders of the Company also own Core First, Inc. As of December 31, 2004 and 2003 the company has a payable to Core First, Inc in the amount of $ 451,224 and $ 174,127, respectfully

NOTE E - OPERATING LEASE

The Company rents office space for each branch under separate operating leases. Cumulative monthly rental payments as of December 31, 2004 and 2003 are $ 94,088 and $ 71,374

Under the terms of the current lease, future minimum rent expenses will be as follows.

                2005                                    $87,704
                2006                                     87,704
                2007                                     87,704
                2008                                     87,704
                2009                                     87,704

NOTE F - CONCENTRATION OF CREDIT RISK

The Company maintains its cash balances at two financial institutions and the balances are insured by the FDIC up to $100,000. At periods during the year the Company may maintain a balance at a financial institution that is above the insured limit

                          INDEPENDENT AUDITOR'S REPORT
                          ON SUPPLEMENTARY INFORMATION




To the Stockholders of
Core One Mortgage, Inc


Our report on our audit of the basic financial statements of Core One Mortgage, Inc. for December 31, 2004 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the Computation of Adjusted Net Worth is presented for purposes of additional analysis and are not a required part of the basic financial statements of Core One Mortgage, Inc. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole





/s/ Creese, Smith & Co., LLC
----------------------------
    Creese, Smith & Co., LLC
February 27, 2005

                              CORE ONE MORTGAGE, INC.

                         COMPUTATION OF ADJUSTED NET WORTH

                                 December 31, 2004



Minimum Net Worth Required                                           $125,000

Stockholders' Equity per Balance Sheet                  $ 159,115
  Less: Unacceptable Assets                                 5,595
                                                    -------------
Adjusted Net Worth for HUD Requirement Purposes                       153,520
                                                                 ------------
Adjusted Net Worth Above Amount Required                             $ 28,520
                                                                 ============

INDEPENDENT AUDITOR'S REPORT ON INTERNAL CONTROL



To The Stockholders of
Core One Mortgage, Inc.

We have audited the financial statements of Core One Mortgage, Inc. as of and for the year ended December 31, 2004, and have issued our report thereon dated February 27, 2005. We have also audited Core One Mortgage, Inc.'s compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated February 27, 2005.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States and the Consolidated Audit Guide for Audits of HUD Programs (the 'Guide') issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General. Those standards and the Guide require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether Core One Mortgage, Inc. complied with laws and regulations, noncompliance with which would be material to a major HUD-assisted program.

The management of Core One Mortgage, Inc. is responsible for establishing and maintaining effective internal control. In planning and performing our audit of the financial statements, we considered Core One Mortgage, Inc.'s internal control over financial reporting and its internal control over compliance with requirements that would have a direct and material effect on a major HUD-assisted program in order to determine our auditing procedures for the purpose of expressing our opinions on the financial statements and on compliance and not to provide any assurance on the internal control over financial reporting and the internal control over compliance.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses. A material weakness is a condition in which the design or' operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements that would be material in relation to the financial statements being audited or that noncompliance with applicable requirements of laws and regulations that would be material in relation to a major HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control and its operation that we consider to be material weaknesses as defined above.

This report is intended solely for the information of management and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.



  /s/ Creese, Smith & Co., LLC
-------------------------------
      Creese, Smith & Co., LLC
February 27, 2005

            INDEPENDENT AUDITOR'S REPORT ON COMPLIANCE WITH SPECIFIC REQUIREMENTS APPLICABLE TO MAJOR HUD PROGRAM TRANSACTIONS




To the Stockholders of
Core One Mortgage, Inc.

We have audited Core One Mortgage, Inc.'s compliance with the specific program requirements governing quality control plan, loan origination, loan settlement, federal financial and activity reports, kickbacks and mortgagee approval requirements that are applicable to each of its major HUD-assisted programs for the year ended December 31, 2004. Compliance with those requirements is the responsibility of the Corporation's management. Our responsibility is to express an opinion on the Corporation's compliance based on out audit.

We conducted our audit of compliance on accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether noncompliance with the requirements referred to above that could have a direct and material effect on a major HUD-assisted program occurred. An audit includes examining, on a test basis evidence about the Corporation's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion. Our audit does not provide a legal determination of the Corporation's compliance with those requirements.

The results of our tests disclosed no instances of other matters that are required to be reported under Government Auditing Standards.

In our opinion, Core One Mortgage, Inc. complied, in all material respects, with the requirements referred to above that are applicable to each of its major HUD-assisted programs for the year ended December 31, 2004.

This report is intended for the information of management and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.


  /s/ Creese, Smith & Co., LLC
-------------------------------
      Creese, Smith & Co., LLC
February 27, 2005

                             CORE ONE MORTGAGE, INC.

                    SCHEDULE OF FINDINGS AND QUESTIONED COSTS

                          Year Ended December 31, 2004

                                                                   Amount of
  Program                   Finding/Noncompliance               Questioned Costs
----------                ------------------------             -----------------

Department of Housing and Urban Development - Title II                NONE


There were no findings or questioned costs reportable in the current audit period

                             CORE ONE MORTGAGE, INC.

                 AUDITOR'S COMMENTS ON AUDIT RESOLUTION MATTERS

                          RELATING TO THE HUD PROGRAMS

                          Year Ended December 31, 2004





To the Stockholders of
Core One Mortgage, Inc.


1. We have audited the financial statements of Core One Mortgage, Inc. as of and for the year ending December 31 2004, and have issued our report thereon dated February 27, 2005

2. During our audit, we noted that no corrective actions were required because there were no findings from our report on compliance with specific requirements applicable to major HUD programs, dated February 27, 2005

                             CORE ONE MORTGAGE, INC.

                             QUALITY CONTROL REVIEW

                          Year Ended December 31, 2004


         Auditor:  James R. Hune, CPA
                   Creese, Smith & Co. LLC
                   8150 Perry Highway - Suite 105
                   Pittsburgh, PA 15237

                   (412) 635-9088 Ext. 15

                   Federal ID Number 25-1801538

                             CORE ONE MORTGAGE, INC.

                             CORRECTIVE ACTION PLAN

                          Year Ended December 31, 2004





Mortgagee Name Core One Mortgage, Inc
Identification Number. 73265-0000-1
Auditor: James R Hune, CPA
Audit Firm Creese, Smith & Co LLC
Audit Period Year Ended December 31, 2004


As there were no findings or questioned costs reported for the year ended December 31, 2004, a Corrective Action Plan is not required for this year.